UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC. - Dreyfus California AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
35	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
California AMT-Free
Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2010, through May 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economy appears to have hit a soft patch in the spring of 2011 after accelerating over the second half of 2010. Disappointing labor, housing and manufacturing data have come at a time of higher energy prices and some tightening of monetary policy in global markets. In our view, the current slowdown should be relatively brief as the world recovers from the supply shocks created by weather impacts on food production, the decline in Libyan oil exports and supply-chain disruptions stemming from Japan’s natural and nuclear disasters. The municipal bond market produced mildly positive total returns, on average, in this choppy economic environment. Although municipal bonds were undermined over much of the reporting period as credit concerns intensified and supply-and-demand dynamics changed, bond prices rebounded in the spring when investors delayed their expectations of rising short-term interest rates.

We remain optimistic as the U.S. economy moves through the middle stages of its cycle. Indeed, global macroeconomic policy generally has remained stimulative despite the recent efforts of some central banks to forestall inflationary pressures. We continue to expect sustainable economic growth, a rising but volatile uptrend in inflation and an improving U.S. labor market in the months ahead.As always, to determine how these forces may affect your investments, we urge you to talk regularly with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2010, through May 31, 2011, as provided by Jeffrey B. Burger and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2011, Dreyfus California AMT-Free Municipal Bond Fund’s Class A, B, C, I and Z shares achieved total returns of 1.20%, 0.64%, 0.48%, 1.54% and 1.43%, respectively.1 The Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.18% for the same period.2

Municipal bonds encountered heightened volatility during the final quarter of 2010 before rebounding in 2011 when a reduced supply of newly issued bonds was met by robust investor demand. The fund lagged the Index as some non-California benchmark components fared better than California’s AMT-free securities.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund also seeks to provide income exempt from the federal Alternative Minimum Tax. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rebounded from Volatility

Municipal bonds produced generally attractive total returns early in the reporting period amid robust investor demand for a limited supply of newly issued securities. However, municipal bonds encountered heightened volatility over the final months of 2010 as the U.S. economic recovery appeared to gain traction, inflation fears intensified and long-term interest rates climbed. In addition, it became clearer that the federally subsidized Build America Bonds program would be allowed to expire at the end of the year. Investors sold longer-maturity bonds in November and December in anticipation of a surge in the supply of newly issued securities at year-end as states and municipalities rushed to lock in federal subsidies.

Adding to investors’ concerns, tax receipts in most states remained below their pre-recession levels while costs moved higher, particularly those related to pensions and health care benefits for public-sector retirees. Fear of potential municipal defaults—which we considered overblown—caused investors to become more averse to the credit risks that lower-rated bonds typically entail. California ranked among the states most severely affected by budget imbalances.

The market generally stabilized over the first five months of 2011, when the supply of newly issued municipal bonds declined sharply due to the surge in issuance at the end of 2010 and efforts among many state and local governments to rein in spending and borrowing.

Duration Strategy Dampened Relative Performance

Although the fund produced a mildly positive total return during a turbulent reporting period, its relative performance was undermined by shifts in the fund’s average duration, which proved to be poorly timed. In addition, the fund was hurt by its holdings of seasoned bonds nearing the dates on which they can be redeemed early.As longer-term interest rates rose, these bonds began to be priced according to their final maturities rather than their earlier call dates, eroding their value. Lower-rated bonds backed by revenues from health care facilities also detracted from relative performance.

On the other hand, the fund’s performance compared to its benchmark was buoyed by its holdings of California general obligation bonds, which rebounded in 2011 as credit concerns eased. Bonds issued by Puerto Rico, whose income is tax exempt for California residents, also fared relatively well later in the reporting period.

Weathering a Period of Transition

We have been encouraged by the municipal bond market’s resilience. Although we expect additional bouts of market volatility over the near term as investors react to macroeconomic developments and the supply of newly issued bonds increases, we remain optimistic over the longer term as investor demand for tax-advantaged investments seems likely to remain robust. In the meantime, we have attempted to reduce the fund’s holdings of seasoned callable bonds in favor of securities that, in our judgment, will be less sensitive to interest-rate volatility.

June 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Class I and Class Z (which is closed to new investors) are not subject to any initial or deferred sales charges. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A, Class B and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 10/21/04 (the inception date for Class A, Class B and Class C shares), adjusted to reflect the applicable sales load for each share class.The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class I and Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund, Inc. on 5/31/01 to a $10,000 investment made in the
Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in California municipal obligations.
The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/11

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	–3.33%	2.42%	3.77%†††
without sales charge	10/21/04	1.20%	3.37%	4.26%†††
Class B shares
with applicable redemption charge †	10/21/04	–3.25%	2.45%	4.12%†††
without redemption	10/21/04	0.64%	2.79%	4.12%†††
Class C shares
with applicable redemption charge ††	10/21/04	–0.49%	2.57%	3.72%†††
without redemption	10/21/04	0.48%	2.57%	3.72%†††
Class I shares	12/15/08	1.54%	3.63%†††	4.42%†††
Class Z shares	7/26/83	1.43%	3.61%	4.40%
Barclays Capital
Municipal Bond Index		3.18%	4.78%	5.02%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, Class B and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 10/21/04 (the inception date for Class A, Class B and Class C shares), adjusted to reflect the applicable sales load for each share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2010 to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2011
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.72	$ 7.57	$ 8.61	$ 3.31	$ 3.61
Ending value (after expenses)	$1,012.40	$1,009.60	$1,008.50	$1,014.50	$1,013.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2011
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.73	$ 7.59	$ 8.65	$ 3.33	$ 3.63
Ending value (after expenses)	$1,020.24	$1,017.40	$1,016.36	$1,021.64	$1,021.34

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.51% for Class B, 1.72% for Class C, .66% for Class I and .72% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.6%	Rate (%)	Date	Amount ($)	Value ($)
California—90.9%
ABAG Finance Authority for
Nonprofit Corporations,
Insured Revenue (Sansum-Santa
Barbara Medical Foundation Clinic)	5.50	4/1/21	3,500,000	3,526,355
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego Hospital
Association)	5.38	3/1/21	4,000,000	4,091,800
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (Sharp HealthCare)	6.00	8/1/30	5,000,000	5,129,600
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/24	17,580,000	19,499,384
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/34	10,000,000	10,129,200
Brentwood Infrastructure Financing
Authority, Water Revenue	5.75	7/1/38	4,250,000	4,441,845
California,
Economic Recovery Bonds	5.00	7/1/20	10,000,000	11,491,700
California,
GO (Various Purpose)	5.50	4/1/19	4,455,000	5,243,490
California,
GO (Various Purpose)	5.25	3/1/30	15,000,000	15,438,750
California,
GO (Various Purpose)	5.75	4/1/31	4,500,000	4,829,175
California,
GO (Various Purpose)	6.00	3/1/33	3,000,000	3,269,040
California,
GO (Various Purpose)	6.50	4/1/33	30,000,000	33,533,400
California,
GO (Various Purpose)	5.50	11/1/35	10,000,000	10,329,700
California,
GO (Various Purpose)	5.50	3/1/40	17,500,000	17,981,425
California,
GO (Various Purpose)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	2/1/18	5,055,000	5,857,481

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	8,530,000	8,534,009
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	7,500,000	8,441,475
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	10,000,000	11,573,000
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/26	7,500,000	8,137,350
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	11,600,000	12,511,412
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Prerefunded)	5.50	12/1/11	225,000 [a]	230,989
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	210,000	172,794
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	135,000	169,521
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000	5,239,650
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/17	870,000	896,552
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/18	1,000,000	1,023,230
California Health Facilities
Financing Authority, Revenue
(Catholic Healthcare West)	5.63	7/1/32	5,875,000	5,901,202
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/36	9,500,000	8,647,660

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	6,000,000	6,400,500
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	7,465,000	7,474,406
California Health Facilities
Financing Authority, Revenue
(Sutter Health) (Insured;
National Public Finance
Guarantee Corp.)	5.35	8/15/28	2,290,000	2,289,977
California Housing Finance Agency,
Home Mortgage Revenue	5.50	8/1/38	16,195,000	14,673,804
California Infrastructure and
Economic Development Bank,
Revenue (Kaiser Hospital
Assistance I-LLC)	5.55	8/1/31	21,900,000	21,929,127
California Infrastructure and
Economic Development Bank,
Revenue (Performing Arts
Center of Los Angeles County)	5.00	12/1/27	1,000,000	1,008,000
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000	6,099,975
California Pollution Control
Financing Authority, PCR (San
Diego Gas and Electric
Company) (Insured; National
Public Finance Guarantee Corp.)	5.90	6/1/14	10,000,000	11,155,800
California Pollution Control
Financing Authority,
Revenue (San Jose
Water Company Project)	5.10	6/1/40	5,500,000	5,133,975
California Pollution Control
Financing Authority,
Water Facilities Revenue
(American Water Capital
Corporation Project)	5.25	8/1/40	7,500,000 [b]	7,176,150

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Public Works Board,
LR (Department of Corrections,
Calipatria State Prison,
Imperial County) (Insured;
National Public Finance
Guarantee Corp.)	6.50	9/1/17	13,000,000	14,494,610
California Public Works Board,
LR (Department of Health
Services-Richmond Laboratory,
Phase III Office Building)
(Insured; XLCA)	5.00	11/1/19	1,680,000	1,748,578
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	5,000,000	5,297,800
California State University
Fresno Association Inc.,
Auxiliary Organization Event
Center Revenue (Prerefunded)	6.00	7/1/12	5,250,000 [a]	5,600,962
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	2,510,000	2,548,754
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000	5,050,750
California State University
Trustees, Systemwide Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/1/26	10,485,000	10,602,432
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	20,000,000	17,813,000
California Statewide Communities
Development Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/35	7,380,000	6,756,390
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; FGIC)	5.75	7/1/47	10,000,000	9,829,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; National
Public Finance Guarantee Corp.)	5.13	7/1/24	5,000,000	5,067,950
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.25	11/1/30	3,750,000	3,736,275
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.00	11/1/40	11,940,000	10,896,086
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/24	8,205,000	7,397,054
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	9,770,000	7,783,173
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.25	12/1/27	9,000,000	8,388,360
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.50	11/1/32	13,500,000	13,448,835
California Statewide Communities
Development Authority, Revenue
(Saint Ignatius College
Preparatory) (Insured; AMBAC)	5.00	6/1/32	5,635,000	5,450,059
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.00	8/15/22	2,000,000	2,126,180
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.50	8/15/28	7,000,000	7,017,990

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000		2,459,596
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.00	7/1/40	10,000,000		9,131,900
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	4,500,000		4,371,885
Capistrano Unified School District
(Ladera) Community Facilities
District Number 98-2, Special
Tax Bonds (Insured; National
Public Finance Guarantee Corp.)	5.00	9/1/19	3,545,000		3,631,923
Capistrano Unified School
District, School Facilities
Improvement District Number 1
(Insured; National Public
Finance Guarantee Corp.)	6.00	8/1/24	2,075,000		2,088,695
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/13	1,000,000		1,053,880
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	[c]	1,652,700
Chino Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	5.25	8/1/30	10,000,000		10,203,400
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0/5.00	8/1/29	15,565,000	[d]	13,820,163
Compton Public Finance Authority,
LR (Various Capital Projects)
(Insured; AMBAC)	5.25	9/1/27	13,355,000		11,766,823

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Delano,
COP (Delano Regional
Medical Center)	5.25	1/1/18	10,150,000	10,153,857
Fontana Public Financing
Authority, Tax Allocation
Revenue (North Fontana
Redevelopment Project)
(Insured; AMBAC)	5.50	9/1/32	13,800,000	12,704,280
Foothill-De Anza Community
College District, GO
(Insured; AMBAC)	5.00	8/1/22	10,350,000	11,284,191
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	5.75	1/15/40	1,745,000	1,467,353
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.25	1/15/12	4,550,000	4,547,907
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.13	1/15/19	2,000,000	1,917,640
Fullerton Community Facilities
District Number 1, Special Tax
Revenue (Amerige Heights)	6.20	9/1/32	2,500,000	2,538,400
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; Assured
Guaranty Municipal Corp.)	4.55	6/1/22	1,725,000	1,637,508
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	24,160,000	18,634,125
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	10,000,000	6,756,000

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	6.75	6/1/13	13,770,000	[a]	15,441,678
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[c]	2,667,044
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[c]	2,621,074
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[c]	2,537,763
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[c]	1,285,724
Kaweah Delta Health Care District,
Revenue (Prerefunded)	6.00	8/1/12	9,000,000	[a]	9,764,100
Lincoln Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project) (Prerefunded)	5.65	9/1/13	1,125,000	[a]	1,266,278
Los Angeles,
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	4.75	6/1/35	7,800,000		7,728,318
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/29	3,915,000		4,097,556
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/29	16,090,000		17,026,921
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/35	25,000,000		25,224,000
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	26,055,000		28,358,523
Los Angeles Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	5.75	7/1/15	3,000,000		3,498,600

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Metropolitan Water District of
Southern California,
Water Revenue	5.00	1/1/39	5,000,000		5,154,050
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000	[c]	2,629,228
Murrieta Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/21	4,950,000	[c]	2,836,449
Natomas Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.95	9/1/21	2,500,000		2,726,375
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.00	1/1/16	670,000	[a]	825,092
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.50	7/1/21	375,000	[a]	506,265
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; National
Public Finance Guarantee Corp.)	6.30	7/1/18	26,400,000		30,254,136
Oakland Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/24	14,775,000		14,782,831
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.60	8/15/28	3,250,000		3,213,665
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.63	8/15/34	6,000,000		5,672,880
Pomona,
COP (General Fund Lease
Financing) (Insured; AMBAC)	5.50	6/1/28	1,000,000		1,001,950
Pomona Redevelopment Agency,
Tax Allocation Revenue
(West Holt Avenue
Redevelopment Project)	5.50	5/1/32	3,000,000		2,841,210

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Rancho Cucamonga Redevelopment
Agency, Tax Allocation Revenue
(Rancho Development Project)
(Insured; National Public
Finance Guarantee Corp.)	5.38	9/1/25	7,485,000	7,095,256
Rancho Mirage Joint Powers
Financing Authority, Revenue
(Eisenhower Medical Center)
(Prerefunded)	5.63	7/1/14	10,430,000 [a]	11,995,856
Riverside County Public Financing
Authority, Tax Allocation
Revenue (Redevelopment
Projects) (Insured; XLCA)	5.25	10/1/18	1,275,000	1,270,308
Sacramento County,
Airport System Senior Revenue	5.00	7/1/24	5,090,000	5,356,207
Sacramento County,
Airport System Senior Revenue	5.13	7/1/25	5,890,000	6,069,527
Sacramento County,
Airport System Senior Revenue	5.00	7/1/40	5,000,000	4,782,150
Sacramento County Water Financing
Authority, Revenue (Sacramento
County Water Agency Zones 40
and 41 Water System Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/25	10,845,000	11,234,010
Sacramento Municipal Utility
District, Electric Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.50	9/1/13	5,360,000	5,630,305
San Bernardino County,
COP (Capital Facilities Project)	6.88	8/1/24	5,000,000	6,702,900
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000	1,971,501
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	9,880,000	7,796,802
San Diego County Regional Airport
Authority, Subordinate
Airport Revenue	5.00	7/1/34	6,000,000	5,827,740

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	6,045,000		6,233,060
San Diego Public Facilities
Financing Authority,
Water Revenue	5.25	8/1/28	6,000,000		6,401,940
San Diego Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/16	1,465,000		1,607,545
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series
Revenue (Issue 32F)
(Insured; National Public
Finance Guarantee Corp.)	5.00	5/1/21	1,000,000		1,061,710
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series
Revenue (Issue 34D)	5.25	5/1/26	4,000,000		4,184,920
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/1/24	13,185,000		14,047,563
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/18	445,000	[c]	300,798
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/21	500,000	[c]	267,180
Santa Rosa,
Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	9/1/24	5,110,000		5,486,147

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Sequoia Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/24	2,695,000	2,835,490
Simi Valley School Financing
Authority, GO Revenue (Simi
Valley Unified School District,
GO Bond) (Insured; Assured
Guaranty Municipal Corp.)	5.00	8/1/27	6,500,000	6,853,665
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.25	7/1/27	7,485,000	8,037,842
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/27	5,830,000	6,190,294
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/28	3,145,000	3,322,315
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/29	2,230,000	2,341,991
Southern California Public Power
Authority, Revenue (Milford
Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000	12,433,808
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/27	13,765,000	14,615,677
Tobacco Securitization Authority
of Northern California, Tobacco
Settlement Asset-Backed Bonds
(Sacramento County Tobacco
Securitization Corporation)	5.38	6/1/38	20,000,000	13,720,200
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco
Asset Securitization Corporation)	4.75	6/1/25	1,940,000	1,638,912
Torrance,
Revenue (Torrance Memorial
Medical Center)	5.00	9/1/40	3,000,000	2,667,510

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Torrance Redevelopment Agency,
Tax Allocation Revenue	5.63	9/1/28	500,000		426,580
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.63	1/1/29	8,000,000		8,585,760
Turlock Irrigation District,
Revenue	5.00	1/1/25	5,610,000		5,801,638
Turlock Irrigation District,
Revenue	5.00	1/1/26	8,120,000		8,327,628
University of California Regents,
General Revenue	5.25	5/15/28	10,000,000		10,821,000
University of California Regents,
General Revenue	5.75	5/15/31	8,000,000		8,828,240
University of California Regents,
Medical Center Pooled Revenue	5.25	5/15/19	10,000,000		11,052,700
West Covina Redevelopment Agency,
Community Facilities District,
Special Tax Revenue
(Fashion Plaza)	6.00	9/1/17	5,490,000		6,120,087
West Covina Redevelopment Agency,
Community Facilities District,
Special Tax Revenue
(Fashion Plaza)	6.00	9/1/22	11,325,000		12,779,923
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000	[c]	603,530
Whittier,
Health Facility Revenue
(Presbyterian Intercommunity
Hospital) (Prerefunded)	5.75	6/1/12	1,090,000	[a]	1,160,577
U.S. Related—7.7%
Government of Guam,
LOR (Section 30)	5.63	12/1/29	2,850,000		2,848,376
Guam,
Hotel Occupancy Tax Revenue	6.00	11/1/26	3,300,000		3,410,616
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/22	2,000,000		2,011,860
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/22	4,000,000		4,179,000

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/28	6,040,000	5,791,877
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/28	5,000,000	4,933,200
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	10,000,000	9,798,900
Puerto Rico Highways and
Transportation Authority, Highway
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.25	7/1/16	3,000,000	3,446,520
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/13	4,750,000	4,881,338
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	10,200,000	10,188,270
Puerto Rico Public Buildings
Authority, Government
Facility Revenue	5.50	7/1/16	1,500,000	1,616,460
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	5,000,000	4,882,600
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.38	8/1/39	4,500,000	4,761,900
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,500,000	7,703,700
University of Puerto Rico,
University System Revenue	5.00	6/1/23	10,000,000	9,858,200
Virgin Islands Public Finance
Authority, Revenue	7.30	10/1/18	2,840,000	3,486,696
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Notes)	5.00	10/1/25	5,000,000	4,966,800
Total Long-Term Municipal Investments
(cost $1,128,080,110)				1,139,706,382

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.1%	Rate (%)	Date	Amount ($)		Value ($)
California;
California Infrastructure and
Economic Development Bank,
Revenue (California Academy of
Sciences, San Francisco,
California) (LOC; U.S. Bank NA)	0.10	6/1/11	200,000	[e]	200,000
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers’
Retirement System and
U.S. Bank NA)	0.13	6/1/11	600,000	[e]	600,000
Irvine Assessment District Number
89-10 (LOC: California State
Teachers’ Retirement System and
State Street Bank and Trust Co.)	0.13	6/1/11	100,000	[e]	100,000
Total Short-Term Municipal Investments
(cost $900,000)					900,000

Total Investments (cost $1,128,980,110)			98.7%		1,140,606,382

Cash and Receivables (Net)			1.3%		15,323,424

Net Assets			100.0%		1,155,929,806

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2011, this security was valued at $7,176,150 or 0.6% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at May 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	14.7
AA		Aa		AA	33.5
A		A		A	33.4
BBB		Baa		BBB	16.2
F1		MIG1/P1		SP1/A1	.1
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.1
					100.0

†	Based on total investments.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2011

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments				1,128,980,110	1,140,606,382
Interest receivable					17,923,374
Receivable for shares of Common Stock subscribed					97,567
Prepaid expenses					39,531
					1,158,666,854
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					707,311
Cash overdraft due to Custodian					931,059
Payable for shares of Common Stock redeemed					935,972
Accrued expenses					162,706
					2,737,048
Net Assets ($)					1,155,929,806
Composition of Net Assets ($):
Paid-in capital					1,165,104,653
Accumulated net realized gain (loss) on investments					(20,801,119)
Accumulated net unrealized appreciation
(depreciation) on investments					11,626,272
Net Assets ($)					1,155,929,806

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	105,583,686	533,574	9,485,229	24,039,005	1,016,288,312
Shares Outstanding	7,475,554	37,777	671,729	1,702,839	71,955,205
Net Asset Value
Per Share ($)	14.12	14.12	14.12	14.12	14.12

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2011

Investment Income ($):
Interest Income	61,484,112
Expenses:
Management fee—Note 3(a)	7,464,650
Shareholder servicing costs—Note 3(c)	1,229,237
Directors’ fees and expenses—Note 3(d)	102,716
Custodian fees—Note 3(c)	89,220
Professional fees	80,965
Distribution fees—Note 3(b)	77,526
Registration fees	69,246
Prospectus and shareholders’ reports	30,781
Loan commitment fees—Note 2	10,949
Interest expense—Note 2	137
Miscellaneous	64,228
Total Expenses	9,219,655
Less—reduction in fees due to earnings credits—Note 3(c)	(1,624)
Net Expenses	9,218,031
Investment Income—Net	52,266,081
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,017,090
Net unrealized appreciation (depreciation) on investments	(41,042,746)
Net Realized and Unrealized Gain (Loss) on Investments	(37,025,656)
Net Increase in Net Assets Resulting from Operations	15,240,425

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2011	2010
Operations ($):
Investment income—net	52,266,081	55,789,602
Net realized gain (loss) on investments	4,017,090	(16,672,613)
Net unrealized appreciation
(depreciation) on investments	(41,042,746)	69,698,995
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,240,425	108,815,984
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,636,357)	(4,771,285)
Class B Shares	(25,449)	(38,623)
Class C Shares	(315,506)	(264,949)
Class I Shares	(1,217,445)	(276,304)
Class Z Shares	(45,781,003)	(50,157,461)
Total Dividends	(51,975,760)	(55,508,622)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,552,880	32,361,154
Class B Shares	151	25,697
Class C Shares	2,576,046	3,509,430
Class I Shares	33,396,914	19,883,394
Class Z Shares	29,561,394	51,875,811
Dividends reinvested:
Class A Shares	3,015,339	3,417,236
Class B Shares	16,487	27,612
Class C Shares	176,935	182,954
Class I Shares	304,489	75,810
Class Z Shares	32,118,571	35,416,916
Cost of shares redeemed:
Class A Shares	(34,245,162)	(35,278,189)
Class B Shares	(373,450)	(640,694)
Class C Shares	(2,616,583)	(1,636,028)
Class I Shares	(25,054,223)	(4,607,244)
Class Z Shares	(209,328,249)	(140,530,807)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(152,898,461)	(35,916,948)
Total Increase (Decrease) in Net Assets	(189,633,796)	17,390,414
Net Assets ($):
Beginning of Period	1,345,563,602	1,328,173,188
End of Period	1,155,929,806	1,345,563,602

		Year Ended May 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	1,215,795	2,275,545
Shares issued for dividends reinvested	213,019	239,862
Shares redeemed	(2,428,326)	(2,477,491)
Net Increase (Decrease) in Shares Outstanding	(999,512)	37,916
Class Ba
Shares sold	10	1,838
Shares issued for dividends reinvested	1,159	1,943
Shares redeemed	(26,301)	(45,575)
Net Increase (Decrease) in Shares Outstanding	(25,132)	(41,794)
Class C
Shares sold	180,837	245,886
Shares issued for dividends reinvested	12,441	12,824
Shares redeemed	(186,656)	(115,007)
Net Increase (Decrease) in Shares Outstanding	6,622	143,703
Class I
Shares sold	2,285,972	1,391,676
Shares issued for dividends reinvested	21,448	5,269
Shares redeemed	(1,813,734)	(328,089)
Net Increase (Decrease) in Shares Outstanding	493,686	1,068,856
Class Z
Shares sold	2,076,606	3,650,671
Shares issued for dividends reinvested	2,261,091	2,486,133
Shares redeemed	(14,657,138)	(9,892,804)
Net Increase (Decrease) in Shares Outstanding	(10,319,441)	(3,756,000)

a	During the period ended May 31, 2011, 7,998 Class B shares representing $117,473 were automatically converted to 7,998 Class A shares and during the period ended May 31, 2010, 15,923 Class B shares representing
$221,753 were automatically converted to 15,923 Class A shares.
See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.52	13.95	14.40	14.72	14.62
Investment Operations:
Investment income—net[a]	.57	.57	.57	.57	.57
Net realized and unrealized
gain (loss) on investments	(.40)	.57	(.45)	(.32)	.11
Total from Investment Operations	.17	1.14	.12	.25	.68
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.57)	(.57)	(.57)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.57)	(.57)	(.57)	(.57)	(.58)
Net asset value, end of period	14.12	14.52	13.95	14.40	14.72
Total Return (%)[b]	1.20	8.30	1.00	1.78	4.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.92	.96	1.02	1.06
Ratio of net expenses
to average net assets	.93	.92	.95	1.02	1.05
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.10	.13
Ratio of net investment income
to average net assets	4.00	3.99	4.18	3.96	3.87
Portfolio Turnover Rate	14.78	22.39	16.57	43.66	43.68
Net Assets, end of period ($ x 1,000)	105,584	123,053	117,685	111,504	95,698

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

		Year Ended May 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.52	13.95	14.40	14.72	14.62
Investment Operations:
Investment income—net[a]	.49	.48	.48	.49	.49
Net realized and unrealized
gain (loss) on investments	(.40)	.57	(.43)	(.32)	.12
Total from Investment Operations	.09	1.05	.05	.17	.61
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.50)	(.49)	(.50)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.49)	(.48)	(.50)	(.49)	(.51)
Net asset value, end of period	14.12	14.52	13.95	14.40	14.72
Total Return (%)[b]	.64	7.65	.46	1.22	4.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.52	1.52	1.58	1.58
Ratio of net expenses
to average net assets	1.49	1.52	1.52	1.57	1.58
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.10	.13
Ratio of net investment income
to average net assets	3.44	3.41	3.62	3.40	3.35
Portfolio Turnover Rate	14.78	22.39	16.57	43.66	43.68
Net Assets, end of period ($ x 1,000)	534	913	1,460	3,097	5,411

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.51	13.95	14.40	14.72	14.62
Investment Operations:
Investment income—net[a]	.46	.45	.46	.46	.46
Net realized and unrealized
gain (loss) on investments	(.39)	.56	(.45)	(.32)	.11
Total from Investment Operations	.07	1.01	.01	.14	.57
Distributions:
Dividends from investment income—net	(.46)	(.45)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.46)	(.45)	(.46)	(.46)	(.47)
Net asset value, end of period	14.12	14.51	13.95	14.40	14.72
Total Return (%)[b]	.48	7.36	.22	1.00	3.95
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.72	1.73	1.79	1.82
Ratio of net expenses
to average net assets	1.71	1.72	1.73	1.79	1.81
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.10	.13
Ratio of net investment income
to average net assets	3.23	3.18	3.39	3.18	3.10
Portfolio Turnover Rate	14.78	22.39	16.57	43.66	43.68
Net Assets, end of period ($ x 1,000)	9,485	9,653	7,272	5,767	4,451

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

		Year Ended May 31,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	14.51	13.94	12.60
Investment Operations:
Investment income—net[b]	.61	.59	.24
Net realized and unrealized
gain (loss) on investments	(.40)	.58	1.38
Total from Investment Operations	.21	1.17	1.62
Distributions:
Dividends from investment income—net	(.60)	(.60)	(.28)
Net asset value, end of period	14.12	14.51	13.94
Total Return (%)	1.54	8.57	12.97[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.68	.70[d]
Ratio of net expenses to average net assets	.66	.67	.70[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	—	—	—[e]
Ratio of net investment income
to average net assets	4.29	4.20	4.33[d]
Portfolio Turnover Rate	14.78	22.39	16.57
Net Assets, end of period ($ x 1,000)	24,039	17,546	1,956

a	From December 15, 2008 (commencement of initial offering) to May 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	There were no floating rate notes outstanding during the class’ period of operations.
See notes to financial statements.

The Fund	33

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,
Class Z Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	14.52	13.95	14.40	14.71	14.61
Investment Operations:
Investment income—net[a]	.60	.60	.60	.61	.61
Net realized and unrealized
gain (loss) on investments	(.40)	.57	(.45)	(.31)	.11
Total from Investment Operations	.20	1.17	.15	.30	.72
Distributions:
Dividends from
investment income—net	(.60)	(.60)	(.60)	(.61)	(.61)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.60)	(.60)	(.60)	(.61)	(.62)
Net asset value, end of period	14.12	14.52	13.95	14.40	14.71
Total Return (%)	1.43	8.52	1.22	2.08	4.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.74	.81	.84
Ratio of net expenses
to average net assets	.71	.71	.74	.80	.83
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.10	.13
Ratio of net investment income
to average net assets	4.23	4.21	4.39	4.19	4.09
Portfolio Turnover Rate	14.78	22.39	16.57	43.66	43.68
Net Assets, end of period
($ x 1,000)	1,016,288	1,194,399	1,199,800	1,313,697	1,125,008

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, California Municipal Income, Inc.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

and Dreyfus California Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

     Level 1—unadjusted quoted prices in active markets for identical investments.

     Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

     Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	1,140,606,382	—	1,140,606,382

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at May 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis.

Realized gains and losses from securities transactions are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended May 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $662,763, accumulated capital losses $18,739,500 and unrealized appreciation $12,220,522. In addition, the fund had $2,655,869 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2011. If not applied, $2,920,141 of the carryover expires in fiscal 2016 and $15,819,359 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2011 and May 31, 2010 were as follows: tax exempt income $51,893,191 and $55,373,408 and ordinary income $82,569 and $135,214, respectively.

During the period ended May 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $290,321, increased accumulated net realized gain (loss) on investments by $193,935 and increased paid-in capital by $96,386. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2011, was approximately $9,600 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2011, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2011, the Distributor retained $8,339 from commissions earned on sales of the fund’s Class A shares and $2,525 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2011, Class B and Class C shares were charged $3,726 and $73,800, respectively, pursuant to the Plan.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares, for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2011, Class A, Class B and Class C shares were charged $291,486, $1,863 and $24,600, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2011, Class Z shares were charged $411,725 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2011, the fund was charged $270,822 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2011, the fund was charged $28,365 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,624.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2011, the fund was charged $89,220 pursuant to the custody agreement.

During the period ended May 31, 2011, the fund was charged $6,387 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $586,621, Rule 12b-1 distribution plan fees $6,264, shareholder services plan fees $33,562, custodian fees $35,564, chief compliance officer fees $3,006 and transfer agency per account fees $42,294.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2011, amounted to $181,282,062 and $338,564,486, respectively.

At May 31, 2011, the cost of investments for federal income tax purposes was $1,128,385,860; accordingly, accumulated net unrealized appreciation on investments was $12,220,522, consisting of $41,614,997 gross unrealized appreciation and $29,394,475 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2011

The Fund	45

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2011 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), except $82,569 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 170

David W. Burke (75)
Board Member (1980)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

No. of Portfolios for which Board Member Serves: 84

William Hodding Carter III (76)
Board Member (1988)

Principal Occupation During Past 5 Years:
- Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
- President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)

No. of Portfolios for which Board Member Serves: 29

Gordon J. Davis (69)
Board Member (2006)

Principal Occupation During Past 5 Years:
- Partner in the law firm of Dewey & LeBoeuf LLP

Other Public Company Board Memberships During Past 5 Years:
- Consolidated Edison, Inc., a utility company, Director (1997-present)
- The Phoenix Companies, Inc., a life insurance company, Director (2000-present)

No. of Portfolios for which Board Member Serves: 45

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Joni Evans (69)
Board Member (2006)

Principal Occupation During Past 5 Years:
- Chief Executive Officer, www.wowOwow.com an online community dedicated to women's conversations and publications (2007-present)
- Principal, Joni Evans Ltd. (publishing) (2006-present)
- Senior Vice President of the William Morris Agency (1994-2006)

No. of Portfolios for which Board Member Serves: 29

Ehud Houminer (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
- Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Memberships During Past 5 Years:
- Avnet Inc., an electronics distributor, Director (1993-present)

No. of Portfolios for which Board Member Serves: 64

Richard C. Leone (71)
Board Member (1980)

Principal Occupation During Past 5 Years:
- President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Public Company Board Memberships During Past 5 Years:
- Partnership for a Secure America, Director

No. of Portfolios for which Board Member Serves: 29

Hans C. Mautner (73)
Board Member (1980)

Principal Occupation During Past 5 Years:
- President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
- Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)

No. of Portfolios for which Board Member Serves: 29

48

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    44,719 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were  $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,934 in 2010 and $3,991 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $806 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,017,293 in 2010 and $19,526,919 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

-          Dreyfus California AMT-Free Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 25, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	July 25, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)